Filed pursuant to Rule 497(e)

Securities Act File No. 333-196273

Investment Company Act File No. 811-22930

USCF ETF TRUST

USCF SUMMERHAVEN DYNAMIC COMMODITY STRATEGY NO K-1 FUND (SDCI)

Supplement dated January 3, 2022 to the Statement of Additional Information (SAI) of

USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund, dated October 30, 2021

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective December 31, 2021, Kevin Sheehan will no longer serve as a portfolio manager for USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund. All references to Mr. Sheehan are deleted in their entirety.

The following replaces in its entirety the subsection of the SAI titled “MANAGEMENT SERVICES—Portfolio Managers” found on page 22 of the SAI.

MANAGEMENT SERVICES

Portfolio Managers

Andrew F Ngim, a Managing Director and Portfolio Manager for the Adviser, and Ray W. Allen, a Portfolio Manager for the Adviser, are primarily responsible for the day-to-day management of the Fund.

The following table provides information about the other accounts for which Mr. Ngim and Mr. Allen are primarily responsible. The reporting information is provided as of December 31, 2021:

Registered Investment Companies	Andrew F Ngim	Ray W. Allen
Number of Accounts	0	0
Total Assets (in millions)	$0	$0
Number of Accounts Subject to a Performance Fee	0	0
Total Assets Subject to a Performance Fee (in millions)	0	0
Other Pooled Investment Vehicles
Number of Accounts	2	6
Total Assets (in millions)	$463.309	$3,197.896
Number of Accounts Subject to a Performance Fee	0	0
Total Assets Subject to a Performance Fee (in millions)	0	0
Other Accounts
Number of Accounts	0	0
Total Assets (in millions)	$0	$0
Number of Accounts Subject to Performance	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0

Please retain this supplement for future reference.